UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  September 22, 2005

                    Dial Thru International Corporation
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


          Delaware                     0-22636                 75-2461665
 ----------------------------    ---------------------    -------------------
 (State or other jurisdiction    (Commission File No.)      (I.R.S. Employer
       of incorporation                                   Identification No.)

                     17383 Sunset Boulevard, Suite 350
                       Los Angeles, California 90272
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (310) 566-1700
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 230.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 3.02.  Unregistered Sales of Equity Securities.

 On September 22, 2005, the registrant issued a total of 3,740,000 shares of its common stock to three of its officers and directors who are holders of convertible debentures. Such shares of common stock were issued in connection with the conversion of a portion of the outstanding principal balances of the convertible debentures, $467,500 in total, at a conversion price of $0.125 per share, per the terms of the debenture agreements. In connection with this partial conversion of the convertible debentures, the following officers and directors received the number of shares of common stock set forth opposite their name:

       John Jenkins                    3,000,000 shares
       Allen Sciarillo                   200,000 shares
       Lawrence Vierra                   540,000 shares

 The shares of common stock issued upon conversion of the convertible debentures were issued by the registrant in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended. The registrant did not, and each of the holders of the convertible debentures has represented to the registrant that he did not, directly or indirectly, pay any commission or other remuneration to any person for soliciting the above described exchange of convertible debentures for shares of the registrant's common stock.

 On August 15 and September 22, 2005, the registrant issued 92,586 shares and 259,338 shares, respectively, to GCA Strategic Investment Fund Ltd., holder of a $550,000 convertible debenture. Such shares of common stock were issued in connection with the conversion of a portion of the outstanding principal balance of the convertible debenture, $35,000 in the aggregate, and accrued interest of $7,707. The conversion price was $0.1313 for the August 15, 2005 conversion and $0.1178 for the September 22, 2005 conversion, per the terms of the debenture agreement.

 The shares of common stock issued upon conversion of the convertible debenture were issued by the registrant in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for this non-public offering because the securities were issued to a single purchaser with financial experience who had a pre-existing relationship with the registrant.

 On August 9 and September 9, 2005, the registrant issued 210,793 shares and 234,522 shares, respectively, to Global Capital Funding Group LP., holder of a $400,000 non-interest bearing convertible note payable. Such shares of common stock were issued in connection with the conversion of a portion of the outstanding principal balance of the convertible note, $50,000 in the aggregate for the two conversions. The conversion price was $0.1186 for the August 9, 2005 conversion and $0.1066 for the September 22, 2005 conversion, per the terms of the note agreement.

 The shares of common stock issued upon conversion of the convertible note were issued by the registrant in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for this non-public offering because the securities were issued to a single purchaser with financial experience who had a pre-existing relationship with the registrant.


                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Dial Thru International Corporation

 Date:  September 28, 2005    By: /s/ Allen Sciarillo
                                  -----------------------------------------
                                  Allen Sciarillo
                                  Chief Financial Officer, Secretary,
                                  (Principal Accounting Officer and
                                  Principal Financial Officer) and Director